Finance result, net (Tables)	6 Months Ended
Jun. 30, 2023
Finance result, net
Schedule of finance result, net

	For the three months		For the six months
	ended June 30,		ended June 30,
	2023	2022	2023	2022
Interest income	13,349	204	37,175	299
Interest cost	(93)	(7,574)	(93)	(24,369)
Interest expense on leases	(3,735)	(4,758)	(9,655)	(10,377)
Foreign exchange loss net	(137,897)	(116,909)	(163,467)	(155,740)
Finance result, net	(128,376)	(129,037)	(136,040)	(190,187)